UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2007

Constellation Brands, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 9, 2007, Constellation Brands, Inc. (the “Company”) and the subsidiary guarantors named therein (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Banc of America Securities LLC and Citigroup Global Markets Inc. (the “Initial Purchasers”) for the sale by the Company of $700.0 million aggregate principal amount of 7.25% Senior Notes due 2017 (the “Notes”).

The closing of the sale of the Notes occurred on May 14, 2007. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers will resell the Notes in private transactions in compliance with Rule 144A or Regulation S under the Securities Act. The Company is using the net proceeds from the issuance of the Notes to reduce a corresponding amount of borrowings under the revolving portion of its senior credit facility.

The Initial Purchasers and their affiliates have performed and may in the future perform various investment banking, commercial banking and advisory services for the Company from time to time for which they have received or will receive customary fees and expenses. In particular, an affiliate of Citigroup Global Markets Inc is the counterparty in an accelerated share repurchase transaction entered into on May 6, 2007 and affiliates of both Initial Purchasers are lenders under the Company’s senior credit facility, borrowings under which will be reduced with the net proceeds of the offering. The Initial Purchasers and their affiliates may, from time to time, engage in transactions with and perform services for the Company and its subsidiaries in the ordinary course of their business.

The Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the securities laws, or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities.

The description above is a summary and is qualified in its entirety by the Purchase Agreement, filed herewith as Exhibit 99.1 and incorporated by reference herein.

Indenture

The Notes were issued pursuant to an Indenture, dated as of May 14, 2007 (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).

The Notes will mature on May 15, 2017. Interest on the Notes will accrue from May 14, 2007 and will be payable semi-annually on November 15 and May 15 of each year, beginning November 15, 2007. The Notes will be the Company’s senior unsecured obligations and will rank equally with all of the Company’s other senior unsecured indebtedness and will be effectively subordinated to the indebtedness outstanding under the Company’s senior credit facility from time to time and any other secured debt the Company may incur. The Notes will be fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Company’s subsidiaries that are guarantors under the Company’s senior credit facility. Each guarantee will be effectively subordinated to any secured obligations of such subsidiary guarantors.

The Company may redeem the Notes in whole or in part at any time or in part from time to time, at its option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding interest accrued to the redemption date) on the Notes discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the Indenture) plus 50 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

If the Company experiences a “Change of Control” (as defined in the Indenture), each holder of the Notes will have the right to require the Company to repurchase all or any part of such holder’s Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.

The Indenture contains covenants that, among other things, limit the ability of the Company and its subsidiaries under certain circumstances to incur liens and enter into sale-leaseback transactions and limit the ability of the Company to engage in mergers, consolidations, sales or other dispositions of all or substantially all of the Company’s assets.

The Indenture also contains certain “Events of Default” customary for indentures of this type. If an “Event of Default” has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

An affiliate of the Trustee serves as trustee under the Company’s other indentures. The Trustee may also serve as trustee under other indentures entered into by the Company. An affiliate of the Trustee is a lender under our senior credit facility. From time to time, we borrow from, maintain deposit accounts and conduct other banking transactions with affiliates of the Trustee in the ordinary course of business.

The description above is a summary and is qualified in its entirety by the Indenture, filed herewith as Exhibit 4.1 and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the Notes, on May 14, 2007, the Company, the Guarantors and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company and the Guarantors agreed, among other things, to use their reasonable best efforts to consummate a registered exchange offer for the Notes within 525 days after the date of initial issuance of the Notes. The Company and the Guarantors have agreed to file and keep effective for a certain time period a shelf registration statement for the resale of the Notes if an exchange offer cannot be effected and under certain other circumstances. The Company will be required to pay additional interest on the Notes if it fails to timely comply with its obligations under the Registration Rights Agreement until such time as it complies.

The description above is a summary and is qualified in its entirety by the Registration Rights Agreement, filed herewith as Exhibit 4.2 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 8.01	Other Events.

On May 14, 2007, the Company issued a news release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing the completion of a $700.0 million debt offering.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Indenture, dated May 14, 2007, among the Company, as Issuer, certain subsidiaries, as Guarantors, and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Registration Rights Agreement, dated May 14, 2007, among the Company, certain subsidiaries, as Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Initial Purchasers.

99.1	Purchase Agreement, dated May 9, 2007, among the Company, certain subsidiaries, as Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Initial Purchasers.

99.2	News release dated May 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2007	CONSTELLATION BRANDS, INC.

		By:	/s/ Thomas S. Summer
		Name:	Thomas S. Summer
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Indenture, dated May 14, 2007, among the Company, as Issuer, certain subsidiaries, as Guarantors, and The Bank of New York Trust Company, N.A., as Trustee.

(4.2)	Registration Rights Agreement, dated May 14, 2007, among the Company, certain subsidiaries, as Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Initial Purchasers.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Purchase Agreement, dated May 9, 2007, among the Company, certain subsidiaries, as Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as Initial Purchasers.

(99.2)	News release dated May 14, 2007.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.